Exhibit 99.1

Palo Alto Networks Reports Fiscal First Quarter 2026 Financial Results

•Fiscal first quarter revenue grew 16% year over year to $2.5 billion.
•Next-Generation Security ARR grew 29% year over year to $5.9 billion.
•Remaining performance obligation grew 24% year over year to $15.5 billion.

SANTA CLARA, Calif., Nov. 19, 2025 — Palo Alto Networks (NASDAQ: PANW), the global cybersecurity leader, announced today financial results for its fiscal first quarter 2026, ended October 31, 2025.

Total revenue for the fiscal first quarter 2026 grew 16% year over year to $2.5 billion, compared with total revenue of $2.1 billion for the fiscal first quarter 2025. GAAP net income for the fiscal first quarter 2026 was $334 million, or $0.47 per diluted share, compared with GAAP net income of $351 million, or $0.49 per diluted share, for the fiscal first quarter 2025.

Non-GAAP net income for the fiscal first quarter 2026 was $662 million, or $0.93 per diluted share, compared with non-GAAP net income of $545 million, or $0.78 per diluted share, for the fiscal first quarter 2025. A reconciliation between GAAP and non-GAAP information is contained in the tables below.

"Our strong start to the fiscal year was marked by excellent results across all metrics, and significant platformization wins," said Nikesh Arora, chairman and CEO of Palo Alto Networks. "Our robust innovation engine, paired with the strategic acquisitions of CyberArk and Chronosphere, positions us as the data and security partner of choice in the AI era."

"We continued to execute with excellence to start the year as shown by our strong top-line growth and operating efficiency," said Dipak Golechha, chief financial officer of Palo Alto Networks. "This sustained profitable growth was reflected by another quarter of 30% plus operating margin and reinforces our confidence in achieving 40% plus adjusted free cash flow margin in FY’28."

Today, Palo Alto Networks announced its intent to acquire Chronosphere, a next-generation observability platform for the data center era. More information can be found here (www.paloaltonetworks.com/company/press/2025/palo-alto-networks-to-acquire-chronosphere--next-gen-observability-leader--for-the-ai-era).

Palo Alto Networks also announced the appointment of Mark Goodburn to the company’s board of directors. The company also announced the retirement of Mary Pat McCarthy, one of its longest-serving board members, effective January 23, 2026. More information can be found here (www.paloaltonetworks.com/company/press/2025/palo-alto-networks-appoints-mark-goodburn-to-board-of-directors--announces-retirement-of-director-mary-pat-mccarthy).

Financial Outlook
Palo Alto Networks provides guidance based on current market conditions and expectations.

For the fiscal second quarter 2026, we expect:
•Next-Generation Security ARR of $6.11 billion to $6.14 billion, representing year-over-year growth of 28%.
•Remaining performance obligation of $15.75 billion to $15.85 billion, representing year-over-year growth of between 21% and 22%.
•Total revenue in the range of $2.57 billion to $2.59 billion, representing year-over-year growth of between 14% and 15%.
•Diluted non-GAAP net income per share in the range of $0.93 to $0.95, using 711 million to 715 million shares outstanding.

For the fiscal year 2026, we expect:
•Next-Generation Security ARR of $7.00 billion to $7.10 billion, representing year-over-year growth of between 26% and 27%.
•Remaining performance obligation of $18.6 billion to $18.7 billion, representing year-over-year growth of between 17% and 18%.
•Total revenue in the range of $10.50 billion to $10.54 billion, representing year-over-year growth of 14%.
•Non-GAAP operating margin in the range of 29.5% to 30.0%.
•Diluted non-GAAP net income per share in the range of $3.80 to $3.90, using 710 million to 716 million shares outstanding.
•Adjusted free cash flow margin in the range of 38% to 39%.

Guidance for non-GAAP financial measures excludes share-based compensation-related charges, including share-based payroll tax expense, acquisition-related costs, including change in fair value of contingent consideration liability, amortization expense of acquired intangible assets, litigation-related charges, non-cash charges related to convertible notes, and income tax and other tax adjustments related to our long-term non-GAAP effective tax rate, along with certain non-recurring expenses and certain non-recurring cash flows. We have not reconciled non-GAAP operating margin guidance to GAAP operating margin, diluted non-GAAP net income per share guidance to GAAP net income per diluted share or adjusted free cash flow margin guidance to GAAP net cash from operating activities because we do not provide guidance on GAAP operating margin, GAAP net income or net cash from operating activities and would not be able to present the various reconciling cash and non-cash items between GAAP and non-GAAP financial measures because certain items that impact these measures are uncertain or out of our control, or cannot be reasonably predicted, including share-based compensation expense, without unreasonable effort. The actual amounts of such reconciling items will have a significant impact on the company's GAAP net income per diluted share and GAAP net cash from operating activities.

Earnings Call Information
Palo Alto Networks will host a video webcast for analysts and investors to discuss the company’s fiscal first quarter 2026 results as well as the outlook for its fiscal second quarter and fiscal year 2026 today at 4:30 p.m. Eastern time/1:30 p.m. Pacific time. Open to the public, investors may access the webcast, supplemental financial information and earnings slides from the "Investors" section of the company’s website at investors.paloaltonetworks.com. A replay will be available three hours after the conclusion of the webcast and archived for one year.

Forward-Looking Statements
This press release contains forward-looking statements that involve risks, uncertainties, and assumptions including statements regarding our platformization strategy and financial outlook for the fiscal second quarter 2026 and fiscal year 2026. There are a significant number of factors that could cause actual results to differ materially from forward-looking statements made or implied in this press release, including: developments and changes in general market, political, economic, and business conditions; failure of our platformization product offerings; failure to achieve the expected benefits of our strategic partnerships and acquisitions; changes in the fair value of our contingent consideration liability associated with acquisitions; risks associated with managing our growth; risks associated with new product, subscription and support offerings, including our product offerings that leverage AI; shifts in priorities or delays in the development or release of new product or subscription or other offerings, or the failure to timely develop and achieve market acceptance of new products and subscriptions as well as existing products, subscriptions and support offerings; failure of our business strategies; rapidly evolving technological developments in the market for security products, subscriptions and support offerings; defects, errors, or vulnerabilities in our products, subscriptions or support offerings; our customers’ purchasing decisions and the length of sales cycles; our competition; our ability to attract and retain new customers; our ability to acquire and integrate other companies, products, or technologies in a successful manner; our debt repayment obligations; and our share repurchase program, which may not be fully consummated or enhance shareholder value, and any share repurchases which could affect the price of our common stock.

Additional risks and uncertainties on these and other factors that could affect our financial results and the forward-looking statements we make in this press release are included under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere in our Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on August 29, 2025, which is available on our website at investors.paloaltonetworks.com and on the SEC's website at www.sec.gov. Additional information will also be set forth in other documents that we file with or furnish to the SEC from time to time. All forward-looking statements in this press release are based on our beliefs and information available to management as of the date hereof, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

Non-GAAP Financial Measures and Other Key Metrics
Palo Alto Networks has provided in this press release financial information that has not been prepared in accordance with generally accepted accounting principles in the United States (GAAP). The company uses these non-GAAP financial measures and other key metrics internally in analyzing its financial results and believes that the use of these non-GAAP financial measures and key metrics are helpful to investors as an additional tool to evaluate ongoing operating results and trends, and in comparing the company’s financial results with other companies in its industry, many of which present similar non-GAAP financial measures or key metrics.

The presentation of these non-GAAP financial measures and key metrics are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures and should be read only in conjunction with the company’s consolidated financial statements prepared in accordance with GAAP. A reconciliation of the company’s historical non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the financial statement tables included in this press release, and investors are encouraged to review these reconciliations.

Non-GAAP operating margin. Palo Alto Networks defines non-GAAP operating margin as non-GAAP operating income divided by total revenue. The company defines non-GAAP operating income as operating income plus share-based compensation-related charges, including share-based payroll tax expense, acquisition-related costs, including change in fair value of contingent consideration liability, amortization expense of acquired intangible assets, and litigation-related charges. The company believes that non-GAAP operating margin provides management and investors with greater visibility into the underlying performance of the company’s core business operating results.

Non-GAAP net income and net income per share, diluted. Palo Alto Networks defines non-GAAP net income as net income plus share-based compensation-related charges, including share-based payroll tax expense, acquisition-related costs, including change in fair value of contingent consideration liability, amortization expense of acquired intangible assets, litigation-related charges, and non-cash charges related to convertible notes. The company also excludes from non-GAAP net income tax adjustments related to our long-term non-GAAP effective tax rate in order to provide a complete picture of the company’s recurring core business operating results. The company defines non-GAAP net income per share, diluted, as non-GAAP net income divided by the weighted-average diluted shares outstanding, which includes the potentially dilutive effect of the company’s employee equity incentive plan awards and the company’s convertible senior notes and related warrants, after giving effect to the anti-dilutive impact of the company’s note hedge agreements, which reduced the potential economic dilution that otherwise would have occurred in connection with the conversion and settlement of the company’s convertible senior notes. Under GAAP, the anti-dilutive impact of the note hedge is not reflected in diluted shares outstanding. The company considers these non-GAAP financial measures to be useful metrics for management and investors for the same reasons that it uses non-GAAP operating margin.

Next-Generation Security ARR. Palo Alto Networks defines Next-Generation Security ARR as the annualized allocated revenue of all active contracts as of the final day of the reporting period related to all product, subscription and support offerings, excluding revenue from hardware products, and legacy attached subscriptions, support offerings and professional services. The company considers Next-Generation Security ARR to be a useful operating metric for management and investors to assess the performance of the company because Next-Generation Security is where the company has focused its innovation and the company expects its overall revenue to be disproportionately driven by this Next-Generation Security portfolio. Because Next-Generation Security ARR does not have the effect of providing a numerical measure that is different from any comparable GAAP measure, the company does not consider it a non-GAAP measure.

Investors are cautioned that there are a number of limitations associated with the use of non-GAAP financial measures and key metrics as analytical tools. Many of the adjustments to the company’s GAAP financial measures reflect the exclusion of items that are recurring and will be reflected in the company’s financial results for the foreseeable future, such as share-based compensation, which is an important part of Palo Alto Networks employees’ compensation and impacts their performance. Furthermore, these non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP, and the components that Palo Alto Networks excludes in its calculation of non-GAAP financial measures may differ from the components that its peer companies exclude when they report their non-GAAP results of operations. Palo Alto Networks compensates for these limitations by providing specific information regarding the GAAP amounts excluded from these non-GAAP financial measures. In the future, the company may also exclude non-recurring expenses and other expenses that do not reflect the company’s core business operating results.

About Palo Alto Networks
As the global AI and cybersecurity leader, Palo Alto Networks® (NASDAQ: PANW) is dedicated to protecting our digital way of life via continuous innovation. Trusted by more than 70,000 organizations worldwide, we provide comprehensive AI-powered security solutions across network, cloud, and security operations, enhanced by the expertise and threat intelligence of Unit 42®. Our focus on platformization allows enterprises to streamline security at scale, ensuring protection fuels innovation. Explore more at www.paloaltonetworks.com.

Palo Alto Networks and the Palo Alto Networks logo are trademarks of Palo Alto Networks, Inc. in the United States or in certain jurisdictions throughout the world. All other trademarks, trade names, or service marks used or mentioned herein belong to their respective owners. Any unreleased services or features (and any services or features not generally available to customers) referenced in this or other press releases or public statements are not currently available (or are not yet generally available to customers) and may not be delivered when expected or at all. Customers who purchase Palo Alto Networks applications should make their purchase decisions based on services and features currently generally available.

Media Contact:
Nicole Hockin
VP, Global Communications, Palo Alto Networks
press@paloaltonetworks.com

Investor Relations Contact:
Ryan Fenwick
Director, Investor Relations, Palo Alto Networks
ir@paloaltonetworks.com

Palo Alto Networks, Inc.
Preliminary Condensed Consolidated Statements of Operations
(In millions, except per share data)
(Unaudited)

	Three Months Ended
	October 31,
	2025	2024
Revenue:
Product	$434	$354
Subscription and support	2,040	1,785
Total revenue	2,474	2,139
Cost of revenue:
Product	89	75
Subscription and support	549	479
Total cost of revenue	638	554
Total gross profit	1,836	1,585
Operating expenses:
Research and development	528	481
Sales and marketing	820	720
General and administrative	179	98
Total operating expenses	1,527	1,299
Operating income	309	286
Interest expense	—	(1)
Other income, net	103	83
Income before income taxes	412	368
Provision for income taxes	78	17
Net income	$334	$351

Net income per share, basic	$0.49	$0.54
Net income per share, diluted	$0.47	$0.49

Weighted-average shares used to compute net income per share, basic	679	654
Weighted-average shares used to compute net income per share, diluted	709	709

Palo Alto Networks, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In millions, except per share amounts)
(Unaudited)
	Three Months Ended
	October 31,
	2025	2024

GAAP operating income	$309	$286
Share-based compensation-related charges	387	315
Acquisition-related costs(1)	5	15
Amortization expense of acquired intangible assets	39	41
Litigation-related charges(2)	6	(41)
Non-GAAP operating income	$746	$616
Non-GAAP operating margin	30.2%	28.8%

GAAP net income	$334	$351
Share-based compensation-related charges	387	315
Acquisition-related costs(1)	5	15
Amortization expense of acquired intangible assets	39	41
Litigation-related charges(2)	6	(41)
Income tax and other tax adjustments(3)	(109)	(136)
Non-GAAP net income	$662	$545

GAAP net income per share, diluted	$0.47	$0.49
Share-based compensation-related charges	0.53	0.46
Acquisition-related costs(1)	0.01	0.02
Amortization expense of acquired intangible assets	0.06	0.06
Litigation-related charges(2)	0.01	(0.06)
Income tax and other tax adjustments(3)	(0.15)	(0.19)
Non-GAAP net income per share, diluted	$0.93	$0.78

GAAP weighted-average shares used to compute net income per share, diluted	709	709
Weighted-average anti-dilutive impact of note hedge agreements	—	(12)
Non-GAAP weighted-average shares used to compute net income per share, diluted	709	697

(1)    Consists of acquisition transaction costs, share-based compensation related to the cash settlement of certain equity awards, change in fair value of contingent consideration liability, and costs to terminate certain employment, operating lease, and other contracts of the acquired companies.
(2)    Consists of the amortization of intellectual property licenses and covenant not to sue, and legal contingency charges (credit).
(3)    Consists of income tax adjustments related to our long-term non-GAAP effective tax rate.

Palo Alto Networks, Inc.
Preliminary Condensed Consolidated Balance Sheets
(In millions)

	October 31, 2025	July 31, 2025
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$3,066	$2,269
Short-term investments	1,144	635
Accounts receivable, net	1,343	2,965
Short-term financing receivables, net	737	715
Short-term deferred contract costs	415	419
Prepaid expenses and other current assets	605	520
Total current assets	7,310	7,523
Property and equipment, net	394	387
Operating lease right-of-use assets	353	347
Long-term investments	5,982	5,555
Long-term financing receivables, net	855	1,002
Long-term deferred contract costs	546	586
Goodwill	4,567	4,567
Intangible assets, net	723	763
Deferred tax assets	2,416	2,424
Other assets	390	422
Total assets	$23,536	$23,576
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$223	$232
Accrued compensation	398	608
Accrued and other liabilities	665	846
Deferred revenue	6,132	6,302
Total current liabilities	7,418	7,988
Long-term deferred revenue	6,098	6,450
Deferred tax liabilities	96	89
Long-term operating lease liabilities	346	338
Other long-term liabilities	913	887
Total liabilities	14,871	15,752
Stockholders’ equity:
Preferred stock	—	—
Common stock and additional paid-in capital	5,780	5,292
Accumulated other comprehensive income	67	48
Retained earnings	2,818	2,484
Total stockholders’ equity	8,665	7,824
Total liabilities and stockholders’ equity	$23,536	$23,576

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